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Exhibit 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-C

TERM SHEET

Subject to Revision

The Issuing Trust

        AmeriCredit Automobile Receivables Trust 2002-C is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

        AFS Funding Trust, or AFS Funding, is a Delaware business trust which is a wholly-owned special-purpose subsidiary of AFS Funding Corp., a Nevada corporation, which, in turn, is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.

Servicer and Originator

        AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.

The Insurer

        Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes, but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

        Bank One, NA, or Bank One, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

  •
  August 5, 2002. This is the date we used in preparing the statistical information used in this term sheet.

Cutoff Date

  •
  August 10, 2002. The issuing trust will receive amounts collected on the auto loans after this date.

Closing Date

  •
  On or about August 21, 2002.

Description of the Securities

        The issuing trust will issue five classes of its asset backed notes. The notes are designated as the "Class A-1 Notes," the "Class A-2-A Notes," the "Class A-2-B Notes," the "Class A-3 Notes," and the "Class A-4 Notes."

        Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

Class	Initial Note Principal Balance	Interest Rate	Final Scheduled Distribution Date
A-1	$235,000,000%		September 8, 2003
A-2-A	$200,000,000%		August 12, 2005
A-2-B	$115,000,000	LIBOR + %	August 12, 2005
A-3	$480,000,000	LIBOR + %	April 12, 2007
A-4	$270,000,000%		February 12, 2009

        LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

        LIBOR will be determined on the following dates:

  •
  August 19, 2002 for the period from the day of the closing to the first distribution date; and

  •
  thereafter, the second London business day prior to the prior distribution date.

        The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

        You may hold your notes through DTC in the United States or Clearstream Banking, société anonyme, or the Euroclear System in Europe.

        The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

Distribution Dates

  •
  When AmeriCredit is the servicer:

        The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on October 7, 2002.

  •
  If AmeriCredit is not the servicer:

        The distribution date will become the twelfth day of each month.

  •
  Insured distributions:

          Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

          Financial Security will also make payment of any unpaid principal and interest due on the Class A-1 Notes on their final scheduled distribution date, which is September 8, 2003.

  •
  Business day rule:

          If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

  •
  Record dates:

          The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

        Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

        Interest on the Class A-1 Notes, the Class A-2-B Notes and the Class A-3 Notes will be calculated on an "actual/360" basis.

        Interest on the Class A-2-A Notes and Class A-4 Notes will be calculated on a "30/360" basis.

Principal

  •
  Principal of the notes will be payable on each distribution date in an amount equal to

  (1)
  100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the overcollateralization required by Financial Security, plus

  (2)
  the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Financial Security, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain an amount of overcollateralization as required by Financial Security.

        In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

  •
  The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

  —
  first, the Class A-1 Notes will be paid off;

  —
  once the Class A-1 Notes are paid off, the Class A-2-A Notes and the Class A-2-B Notes will begin to amortize, pro rata, until they are paid off;

  —
  once the Class A-2-A Notes and Class A-2-B Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

  —
  once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

The Trust Assets

        The issuing trust's assets will principally include:

  •
  a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

  •
  collections on the auto loans received after August 10, 2002; and

  •
  an assignment of the security interests in the vehicles securing the auto loan pool.

The Auto Loan Pool

        The auto loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

        The statistical information in this term sheet is based on the auto loans in the pool as of August 5, 2002. The statistical distribution of the characteristics of the auto loan pool as of the cutoff date, which is August 10, 2002, will vary somewhat from the statistical distribution of those characteristics as of August 5, 2002, although that variance will not be material.

  •
  As of August 5, 2002 the auto loans in the pool have:

  —
  an aggregate principal balance of $1,299,999,871.98;

  —
  a weighted average annual percentage rate of approximately 17.36%;

  —
  a weighted average original maturity of approximately 64 months;

  —
  a weighted average remaining maturity of approximately 62 months; and

  —
  an individual remaining term of not more than 72 months and not less than 3 months.

  •
  As of August 10, 2002 the auto loans in the pool are expected to have an aggregate principal balance of approximately $1,300,000,000.

The Insurance Policy

        On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

        If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

Optional Redemption

        The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

Mandatory Redemption

        The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

Federal Income Tax Consequences

        For federal income tax purposes:

  •
  Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

  •
  Interest on the notes will be taxable as ordinary income

  —
  when received by a holder using the cash method of accounting, and

  —
  when accrued by a holder using the accrual method of accounting.

  •
  Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in the prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

        Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

        The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

        The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch, Inc. in order to be issued:

Rating
Class
	S&P	Moody's	Fitch
A-1	A-1+	Prime-1	F1+
A-2-A	AAA	Aaa	AAA
A-2-B	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

        The auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Auto Loans as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$580,390,680.40	$719,609,191.58	$1,299,999,871.98
Number of Auto Loans	29,805	49,958	79,763
Percent of Aggregate Principal Balance	44.65%	55.35%	100.00%
Average Principal Balance	$19,472.93	$14,404.28	$16,298.28
Range of Principal Balances	($282.71 to $57,795.87)	($264.98 to $56,218.37)	($264.98 to $57,795.87)
Weighted Average APR(1)	16.42%	18.12%	17.36%
Range of APRs	(7.37% to 26.50%)	(7.42% to 29.99%)	(7.37% to 29.99%)
Weighted Average Remaining Term	65 months	59 months	62 months
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	67 months	62 months	64 months
Range of Original Terms	(12 to 72 months)	(18 to 72 months)	(12 to 72 months)

(1)
Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.

Distribution of the Auto Loans by APR
as of the Statistical Calculation Date

Distribution of the Auto Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
7.000% to 7.999%	$448,466.64	0.03%	22	0.03%
8.000% to 8.999%	1,720,665.56	0.13	84	0.11
9.000% to 9.999%	16,063,672.46	1.24	854	1.07
10.000% to 10.999%	27,276,279.42	2.10	1,267	1.59
11.000% to 11.999%	36,223,455.72	2.79	1,831	2.30
12.000% to 12.999%	63,703,508.79	4.90	3,376	4.23
13.000% to 13.999%	63,802,121.17	4.91	3,308	4.15
14.000% to 14.999%	90,893,484.29	6.99	4,630	5.80
15.000% to 15.999%	110,893,677.03	8.53	5,891	7.39
16.000% to 16.999%	151,271,928.25	11.64	8,101	10.16
17.000% to 17.999%	237,555,289.51	18.27	14,151	17.74
18.000% to 18.999%	153,296,012.88	11.79	10,359	12.99
19.000% to 19.999%	108,835,621.51	8.37	7,344	9.21
20.000% to 20.999%	108,260,908.16	8.33	7,978	10.00
21.000% to 21.999%	66,025,065.31	5.08	5,242	6.57
22.000% to 22.999%	37,287,113.17	2.87	3,042	3.81
23.000% to 23.999%	19,272,084.59	1.48	1,642	2.06
24.000% to 24.999%	6,075,548.06	0.47	538	0.67
25.000% to 25.999%	705,045.61	0.05	67	0.08
26.000% to 26.999%	231,857.70	0.02	20	0.03
27.000% to 27.999%	63,415.70	0.00	7	0.01
28.000% to 28.999%	60,504.07	0.00	5	0.01
29.000% to 29.999%	34,146.38	0.00	4	0.01

Total:	$1,299,999,871.98	100.00%	79,763	100.00%

(1)
Aggregate principal balances include some portion of accrued interest. Indicated APR's represent APR's on principal balances net of such accrued interest.

(2)
Percentages may not add to 100% because of rounding.

Distribution of Auto Loans by Geographic Location
of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
Alabama	$26,143,112.78	2.01%	1,548	1.94%
Arizona	44,582,930.27	3.43	2,556	3.20
Arkansas	2,471,131.86	0.19	141	0.18
California	174,092,277.08	13.39	9,994	12.53
Colorado	16,477,342.87	1.27	986	1.24
Connecticut	12,865,064.30	0.99	847	1.06
Delaware	4,908,926.37	0.38	338	0.42
District of Columbia	2,364,425.08	0.18	137	0.17
Florida	110,798,164.34	8.52	6,649	8.34
Georgia	42,663,666.41	3.28	2,571	3.22
Hawaii	1,162,848.64	0.09	77	0.10
Idaho	2,635,221.50	0.20	178	0.22
Illinois	42,074,036.25	3.24	2,592	3.25
Indiana	20,866,082.18	1.61	1,356	1.70
Iowa	5,013,495.79	0.39	327	0.41
Kansas	13,417,044.31	1.03	807	1.01
Kentucky	17,902,654.70	1.38	1,164	1.46
Louisiana	27,206,069.86	2.09	1,566	1.96
Maine	4,702,896.98	0.36	338	0.42
Maryland	30,429,587.13	2.34	1,867	2.34
Massachusetts	16,823,206.11	1.29	1,141	1.43
Michigan	34,161,490.29	2.63	2,208	2.77
Minnesota	15,715,307.17	1.21	1,017	1.28
Mississippi	10,761,740.44	0.83	665	0.83
Missouri	16,023,560.99	1.23	1,058	1.33
Nebraska	3,815,828.20	0.29	227	0.28
Nevada	17,732,691.33	1.36	1,024	1.28
New Hampshire	4,158,419.96	0.32	298	0.37
New Jersey	37,326,032.63	2.87	2,421	3.04
New Mexico	10,499,700.66	0.81	669	0.84
New York	54,061,545.46	4.16	3,708	4.65
North Carolina	40,350,177.02	3.10	2,445	3.07
Ohio	49,971,555.99	3.84	3,285	4.12
Oklahoma	14,253,656.92	1.10	898	1.13
Oregon	7,089,541.47	0.55	449	0.56
Pennsylvania	57,654,862.42	4.43	3,893	4.88
Rhode Island	4,027,716.25	0.31	290	0.36
South Carolina	14,347,541.23	1.10	953	1.19
South Dakota	1,829,850.90	0.14	129	0.16
Tennessee	19,493,285.71	1.50	1,179	1.48
Texas	181,534,582.06	13.96	10,266	12.87
Utah	4,354,974.86	0.33	277	0.35
Vermont	2,555,111.72	0.20	177	0.22
Virginia	32,370,685.16	2.49	2,083	2.61
Washington	18,805,141.14	1.45	1,189	1.49
West Virginia	8,975,246.74	0.69	578	0.72
Wisconsin	14,811,933.80	1.14	942	1.18
Wyoming	1,776,732.17	0.14	109	0.14
Other(3)	1,940,774.48	0.15	146	0.18

Total:	$1,299,999,871.98	100.00%	79,763	100.00%

(1)
Aggregate principal balances include some portion of accrued interest.
(2)
Percentages may not add to 100% because of rounding.
(3)
States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

        Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

        The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

        The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

        Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

        The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

  •
  the issuing trust includes a single pool of auto loans with the characteristics set forth in the following table;

  •
  all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

  •
  each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

  •
  the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

  •
  interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.745%; Class A-2-A Notes, 2.02%; Class A-2-B Notes, 2.02%; Class A-3 Notes, 2.7835% and Class A-4 Notes, 3.62%;

  •
  payments on the notes are made on the sixth day of each month;

  •
  the notes are purchased on August 21, 2002;

  •
  the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

  •
  the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

  •
  AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

  •
  accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the overcollateralization required by Financial Security is achieved; and

  •
  the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$1,300,000,000	17.361%	09/01/02	62	3

        The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

        The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

        The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

  •
  multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

  •
  adding the results, and

  •
  dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2-A Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
10/6/02	94	89	85	80	100	100	100	100
11/6/02	84	72	64	54	100	100	100	100
12/6/02	72	55	43	28	100	100	100	100
1/6/03	61	39	22	3	100	100	100	100
2/6/03	50	22	2	0	100	100	100	84
3/6/03	38	6	0	0	100	100	87	66
4/6/03	27	0	0	0	100	92	72	48
5/6/03	15	0	0	0	100	80	58	31
6/6/03	3	0	0	0	100	70	47	19
7/6/03	0	0	0	0	97	63	37	6
8/6/03	0	0	0	0	93	55	28	0
9/6/03	0	0	0	0	88	48	18	0
10/6/03	0	0	0	0	84	41	9	0
11/6/03	0	0	0	0	79	33	0	0
12/6/03	0	0	0	0	75	26	0	0
1/6/04	0	0	0	0	70	19	0	0
2/6/04	0	0	0	0	65	12	0	0
3/6/04	0	0	0	0	60	5	0	0
4/6/04	0	0	0	0	55	0	0	0
5/6/04	0	0	0	0	50	0	0	0
6/6/04	0	0	0	0	45	0	0	0
7/6/04	0	0	0	0	40	0	0	0
8/6/04	0	0	0	0	35	0	0	0
9/6/04	0	0	0	0	30	0	0	0
10/6/04	0	0	0	0	25	0	0	0
11/6/04	0	0	0	0	19	0	0	0
12/6/04	0	0	0	0	14	0	0	0
1/6/05	0	0	0	0	8	0	0	0
2/6/05	0	0	0	0	2	0	0	0
3/6/05	0	0	0	0	0	0	0	0
4/6/05	0	0	0	0	0	0	0	0
5/6/05	0	0	0	0	0	0	0	0
6/6/05	0	0	0	0	0	0	0	0
7/6/05	0	0	0	0	0	0	0	0
8/6/05	0	0	0	0	0	0	0	0
9/6/05	0	0	0	0	0	0	0	0
10/6/05	0	0	0	0	0	0	0	0
11/6/05	0	0	0	0	0	0	0	0
12/6/05	0	0	0	0	0	0	0	0
1/6/06	0	0	0	0	0	0	0	0
2/6/06	0	0	0	0	0	0	0	0
3/6/06	0	0	0	0	0	0	0	0
4/6/06	0	0	0	0	0	0	0	0
5/6/06	0	0	0	0	0	0	0	0
6/6/06	0	0	0	0	0	0	0	0
7/6/06	0	0	0	0	0	0	0	0
8/6/06	0	0	0	0	0	0	0	0
9/6/06	0	0	0	0	0	0	0	0
10/6/06	0	0	0	0	0	0	0	0
11/6/06	0	0	0	0	0	0	0	0
12/6/06	0	0	0	0	0	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
Weighted Average Life (years)	0.49	0.36	0.30	0.26	1.74	1.08	0.84	0.67

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-2-B Notes				Class A-3 Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
10/6/02	100	100	100	100	100	100	100	100
11/6/02	100	100	100	100	100	100	100	100
12/6/02	100	100	100	100	100	100	100	100
1/6/03	100	100	100	100	100	100	100	100
2/6/03	100	100	100	84	100	100	100	100
3/6/03	100	100	87	66	100	100	100	100
4/6/03	100	92	72	48	100	100	100	100
5/6/03	100	80	58	31	100	100	100	100
6/6/03	100	70	47	19	100	100	100	100
7/6/03	97	63	37	6	100	100	100	100
8/6/03	93	55	28	0	100	100	100	96
9/6/03	88	48	18	0	100	100	100	88
10/6/03	84	41	9	0	100	100	100	81
11/6/03	79	33	0	0	100	100	100	73
12/6/03	75	26	0	0	100	100	94	66
1/6/04	70	19	0	0	100	100	88	58
2/6/04	65	12	0	0	100	100	82	51
3/6/04	60	5	0	0	100	100	76	44
4/6/04	55	0	0	0	100	99	71	37
5/6/04	50	0	0	0	100	94	65	31
6/6/04	45	0	0	0	100	90	60	24
7/6/04	40	0	0	0	100	85	54	18
8/6/04	35	0	0	0	100	81	49	12
9/6/04	30	0	0	0	100	76	44	6
10/6/04	25	0	0	0	100	72	39	0
11/6/04	19	0	0	0	100	67	34	0
12/6/04	14	0	0	0	100	63	29	0
1/6/05	8	0	0	0	100	59	24	0
2/6/05	2	0	0	0	100	54	20	0
3/6/05	0	0	0	0	98	50	15	0
4/6/05	0	0	0	0	94	46	11	0
5/6/05	0	0	0	0	90	42	6	0
6/6/05	0	0	0	0	86	38	2	0
7/6/05	0	0	0	0	82	34	0	0
8/6/05	0	0	0	0	78	30	0	0
9/6/05	0	0	0	0	74	26	0	0
10/6/05	0	0	0	0	70	22	0	0
11/6/05	0	0	0	0	66	18	0	0
12/6/05	0	0	0	0	61	14	0	0
1/6/06	0	0	0	0	57	10	0	0
2/6/06	0	0	0	0	53	7	0	0
3/6/06	0	0	0	0	48	3	0	0
4/6/06	0	0	0	0	44	0	0	0
5/6/06	0	0	0	0	39	0	0	0
6/6/06	0	0	0	0	34	0	0	0
7/6/06	0	0	0	0	30	0	0	0
8/6/06	0	0	0	0	25	0	0	0
9/6/06	0	0	0	0	20	0	0	0
10/6/06	0	0	0	0	15	0	0	0
11/6/06	0	0	0	0	10	0	0	0
12/6/06	0	0	0	0	5	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
Weighted Average Life (years)	1.74	1.08	0.84	0.67	3.52	2.61	2.01	1.53

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

	Class A-4 Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100
10/6/02	100	100	100	100
11/6/02	100	100	100	100
12/6/02	100	100	100	100
1/6/03	100	100	100	100
2/6/03	100	100	100	100
3/6/03	100	100	100	100
4/6/03	100	100	100	100
5/6/03	100	100	100	100
6/6/03	100	100	100	100
7/6/03	100	100	100	100
8/6/03	100	100	100	100
9/6/03	100	100	100	100
10/6/03	100	100	100	100
11/6/03	100	100	100	100
12/6/03	100	100	100	100
1/6/04	100	100	100	100
2/6/04	100	100	100	100
3/6/04	100	100	100	100
4/6/04	100	100	100	100
5/6/04	100	100	100	100
6/6/04	100	100	100	100
7/6/04	100	100	100	100
8/6/04	100	100	100	100
9/6/04	100	100	100	100
10/6/04	100	100	100	99
11/6/04	100	100	100	89
12/6/04	100	100	100	79
1/6/05	100	100	100	70
2/6/05	100	100	100	61
3/6/05	100	100	100	52
4/6/05	100	100	100	0
5/6/05	100	100	100	0
6/6/05	100	100	100	0
7/6/05	100	100	96	0
8/6/05	100	100	89	0
9/6/05	100	100	82	0
10/6/05	100	100	76	0
11/6/05	100	100	69	0
12/6/05	100	100	63	0
1/6/06	100	100	57	0
2/6/06	100	100	51	0
3/6/06	100	100	46	0
4/6/06	100	99	0	0
5/6/06	100	93	0	0
6/6/06	100	86	0	0
7/6/06	100	80	0	0
8/6/06	100	74	0	0
9/6/06	100	68	0	0
10/6/06	100	63	0	0
11/6/06	100	57	0	0
12/6/06	100	52	0	0
1/6/07	99	46	0	0
2/6/07	90	0	0	0
3/6/07	81	0	0	0
4/6/07	71	0	0	0
5/6/07	61	0	0	0
6/6/07	52	0	0	0
7/6/07	0	0	0	0
8/6/07	0	0	0	0
9/6/07	0	0	0	0
Weighted Average Life (years)	4.75	4.22	3.40	2.50

Delinquency and Loan Loss Information

        The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan in this transaction.

Delinquency Experience

        Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At June 30,
	2002		2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	1,124,388	$14,762,461	823,919	$10,203,746	568,099	$6,649,981
Period of Delinquency(2)
31-60 days(3)	82,654	$1,042,265	57,891	$676,425	39,793	$445,797
61-90 days	24,979	309,562	15,460	174,092	9,944	110,521
91 days or more	15,282	175,456	7,042	75,999	3,878	40,103

Total Delinquencies	122,915	$1,527,283	80,393	$926,516	53,615	$596,421
Repossessed Assets	11,607	161,529	8,001	105,503	3,723	42,764

Total Delinquencies and Repossessed Assets	134,522	$1,688,812	88,394	$1,032,019	57,338	$639,185

Total Delinquencies as a Percentage of the Portfolio	10.9%	10.3%	9.7%	9.1%	9.4%	9.0%
Total Repossessed Assets as a Percentage of the Portfolio	1.1%	1.1%	1.0%	1.0%	0.7%	0.6%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	12.0%	11.4%	10.7%	10.1%	10.1%	9.6%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)
Amounts shown do not include loans which are less than 31 days delinquent.

Loan Loss Experience

	Fiscal Year Ended June 30,
	2002	2001	2000
Period-End Principal Outstanding(1)	$14,762,461	$10,203,746	$6,649,981
Average Month-End Amount Outstanding During the Period(1)	12,464,346	8,291,636	5,334,580
Net Charge-Offs(2)	573,818	301,691	214,276
Net Charge-Offs as a Percentage of Period-End Principal Outstanding	3.9%	3.0%	3.2%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding	4.6%	3.6%	4.0%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.

QuickLinks

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-C TERM SHEET Subject to Revision
Composition of the Auto Loans as of the Statistical Calculation Date
Distribution of the Auto Loans by APR as of the Statistical Calculation Date
Distribution of Auto Loans by Geographic Location of Obligor as of the Statistical Calculation Date
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES
Delinquency Experience
Loan Loss Experience